               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 20, 1999


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


    Delaware                  1-8400                    75-1825172
State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued today (January 20, 1999) by the Company as Exhibit
99.1 which is included herein. This press release was issued to report fourth quarter and full year 1998 earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 20, 1999

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1


                                        Contact: Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577

       AMR REPORTS FOURTH QUARTER EARNINGS OF $182 MILLION

        1998 EARNINGS OF $1.3 BILLION AN ALL-TIME RECORD

FOR RELEASE:  Wednesday, Jan. 20, 1999

     FORT WORTH, Texas -- AMR Corporation, parent company of American Airlines Inc., today reported fourth quarter net earnings of $182 million ($1.09 per common share diluted) after a special item for the fourth quarter, as compared to $208 million ($1.16 per common share diluted, adjusted for last year's 2-for-1 stock split) after special items in the same period in 1997.
     Excluding a special item totaling $15 million after taxes, AMR reported fourth quarter earnings of $167 million ($1.00 per common share diluted). This compares with net earnings of $195 million ($1.09 per common share diluted and adjusted for the stock split), excluding certain special items, during the same period in 1997.
     AMR's fourth quarter results brought the company's full-year 1998 net earnings to a record $1.3 billion ($7.52 per common share diluted), including the special item. This compares with net earnings including special items of $985 million ($5.39 per common share diluted and adjusted for the stock split) in 1997.
      "As the numbers clearly demonstrate, we had an outstanding year in 1998, thanks in large part to the hard work of our employees, management's dedicated focus on the airline and related technology businesses, and very favorable external factors such as the strong domestic economy and lower fuel prices," said Donald J. Carty, AMR's Chairman and CEO. "We've worked hard to build shareholder value for our investors, and our great performance last year will mean another record pay-out this March for American's employee profit sharing plans."
     Carty added that although 1998 was an excellent year, AMR's fourth quarter earnings were down year-over-year, largely due to decreased yields, especially in international markets.

                            - more -

AMR Fourth Quarter Earnings
January 20, 1999
Page 2

     "We are cautiously optimistic about 1999, as we carefully monitor the balance of supply and demand in the marketplace and continue our cost-containment initiatives," Carty said.
"However, there's no question that 1999 will be a very good year for American's customers as we take delivery of 45 new Boeing aircraft and 31 regional jets, upgrade airport facilities, refurbish aircraft interiors, continue network expansion, and enhance passenger service."
     Among AMR's fourth quarter highlights:
o AA announced and completed the tender offer for Reno Air and American Eagle announced it would buy Business Express to strengthen the overall network and boost presence in the western U.S. and New England.
o    AA welcomed Finnair to the oneworld alliance.
o AA announced a frequent flyer plan partnership with Alaska Airlines and Horizon Air.
o AA reduced slightly its 1999 growth plan to reflect changing global economic conditions, through increased aircraft retirements and deferred international service. The additional aircraft retirements should save an estimated $40 million in associated maintenance costs during the next three years.
  Sixteen 727-200, DC-10-10 and MD-11 aircraft will leave the fleet in 1999.
o AMR announced sales agreements for three non-airline businesses -- AMR Services, AMR Combs and TeleService Resources
  (TSR) -- to better focus on core airline and related technology businesses.
o AA announced the launch of Nexos, a new Latin inflight magazine as part of the airline's overall $11.5-million initiative to improve service for Latin customers. The airline also observed the 10th anniversary of its Latin Desk, celebrating a decade of reservations services to Spanish-speaking customers.
o AA introduced voice recognition technology to its automated flight information system.
o AA launched new DFW-Osaka service and announced new Los Angles-Paris (Orly) service, starting June 1.
o AMR completed Aerolineas Argentinas and Austral equity transactions.
o American Eagle began new regional jet service to Abilene, Texas; Houston (Hobby); Montgomery, Ala.; the new Northwest Arkansas Regional Airport; and between Columbus, Ohio and Miami. The regional airline also announced new jet service to Long Island-Islip (MacArthur), N.Y.; Jackson, Miss.; Memphis, Tenn.;
  and Peoria, Ill.

AMR Fourth Quarter Earnings
January 20, 1999
Page 3

 Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities
   Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-
  looking statements in this release are based upon information available to the Company on the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission
 filings, included but not limited to the Form 10-K/A No. 1 for the year ended Dec. 31, 1997.

                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                     December 31,         Percent
                                   1998        1997       Change
Revenues
  Airline Group
  Passenger- American Airlines   $3,457       $3,566       (3.1)
           - AMR Eagle              272          251        8.4
    Cargo                           166          180       (7.8)
    Other                           257          231       11.3
                                  4,152        4,228       (1.8)

  The SABRE Group                   571          443       28.9
  Management Services Group          33           22       50.0
  Less: Intergroup revenues        (155)        (152)       2.0
    Total operating revenues      4,601        4,541        1.3

Expenses
  Wages, salaries and benefits    1,690        1,576        7.2
  Aircraft fuel                     385          466      (17.4)
  Depreciation and amortization     321          306        4.9
  Commissions to agents             292          303       (3.6)
  Maintenance, materials
   and repairs                      233          230        1.3
  Other rentals and landing fees    208          218       (4.6)
  Food service                      152          167       (9.0)
  Aircraft rentals                  142          144       (1.4)
  Other operating expenses          844          751       12.4
    Total operating expenses      4,267        4,161        2.5
Operating Income                    334          380      (12.1)

Other Income (Expense)
  Interest income                    37           40       (7.5)
  Interest expense                  (92)        (110)     (16.4)
  Interest capitalized               33           10         *
  Minority interest                  (3)          (4)     (25.0)
  Miscellaneous - net                (3)          24         *
                                    (28)         (40)     (30.0)
Income From Continuing
Operations
    Before Income Taxes             306          340      (10.0)
Income tax provision                124          132       (6.1)
Income From Continuing Operations   182          208      (12.5)
Income From Discontinued
 Operations (net of applicable
 income taxes)                        -            -          -
Net Earnings                     $  182       $  208      (12.5)


Continued on next page



*  Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                     December 31,
                                   1998        1997
Earnings Per Common Share
 Basic
  Before Discontinued Operations $  1.12     $ 1.20
  Discontinued Operations             -          -
  Net Earnings                   $  1.12     $ 1.20

 Diluted
  Before Discontinued Operations $  1.09     $ 1.16
  Discontinued Operations             -          -
  Net Earnings                   $  1.09     $ 1.16

Number of Shares Used in Computation
  Basic                              162        173
  Diluted                            167        179

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                      Twelve Months
                                   Ended December 31,    Percent
                                     1998       1997     Change
Revenues
  Airline Group
    Passenger- American Airlines    $14,695    $14,310       2.7
             - AMR Eagle              1,121      1,017      10.2
    Cargo                               656        687      (4.5)
    Other                               977        889       9.9
                                     17,449     16,903       3.2

  The SABRE Group                     2,306      1,789      28.9
  Management Services Group             119         95      25.3
  Less: Intergroup revenues           (669)       (603)     10.9
    Total operating revenues         19,205     18,184       5.6

Expenses
  Wages, salaries and benefits        6,507      6,056       7.4
  Aircraft fuel                       1,604      1,923     (16.6)
  Depreciation and amortization       1,287      1,225       5.1
  Commissions to agents               1,226      1,278      (4.1)
  Maintenance, materials
   and repairs                          937        863       8.6
  Other rentals and landing fees        875        876      (0.1)
  Food service                          675        677      (0.3)
  Aircraft rentals                      569        574      (0.9)
  Other operating expenses            3,187      2,805      13.6
    Total operating expenses         16,867     16,277       3.6
Operating Income                      2,338      1,907      22.6

Other Income (Expense)
  Interest income                       140        140         -
  Interest expense                     (372)      (420)    (11.4)
  Interest capitalized                  104         20         *
  Minority interest                     (40)       (36)     11.1
  Miscellaneous - net                    (6)        13         *
                                       (174)      (283)    (38.5)
Income From Continuing Operations
  Before Income Taxes                 2,164      1,624      33.3
Income tax provision                    858        651      31.8
Income From Continuing Operations     1,306        973      34.2
Income From Discontinued
 Operations (net of
 applicable income taxes)                 8         12     (33.3)
Net Earnings                         $1,314    $   985      33.4


Continued on next page



*  Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                      Twelve Months
                                    Ended December 31,
                                     1998      1997
Earnings Per Common Share
  Basic
    Before Discontinued Operations  $ 7.73    $ 5.45
    Discontinued Operations           0.05      0.07
    Net Earnings                    $ 7.78    $ 5.52

  Diluted
    Before Discontinued Operations  $ 7.48    $ 5.32
    Discontinued Operations           0.04      0.07
    Net Earnings                    $ 7.52    $ 5.39

Number of Shares Used in
Computation
  Basic                                169       178
  Diluted                              175       183

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                    Three Months Ended
                                       December 31,       Percent
                                     1998       1997      Change
Airline Group
Revenues
    Passenger - American Airlines   $3,457    $3,566       (3.1)
                      - AMR Eagle      272       251        8.4
    Cargo                              166       180       (7.8)
    Other                              257       231       11.3
                                     4,152     4,228       (1.8)
Expenses
  Wages, salaries and benefits       1,486     1,421        4.6
  Aircraft fuel                        385       466      (17.4)
  Commissions to agents                292       303       (3.6)
  Depreciation and amortization        257       257          -
  Maintenance, materials
   and repairs                         232       229        1.3
  Other rentals and landing fees       195       207       (5.8)
  Food service                         152       167       (9.0)
  Aircraft rentals                     142       144       (1.4)
  Other operating expenses             716       678        5.6
    Total operating expenses         3,857     3,872       (0.4)
Operating Income                       295       356      (17.1)
Other Income (Expense)
  Interest income                       34        37       (8.1)
  Interest expense                     (93)     (110)     (15.5)
  Interest capitalized                  33        10          *
  Miscellaneous - net                   (3)       20          *
                                       (29)      (43)     (32.6)
Earnings Before Income Taxes        $  266    $  313      (15.0)
Pre-tax Margin                         6.4%      7.4%      (1.0) pts.

The SABRE Group
Revenues                            $  571    $  443       28.9

Operating Expenses                     543       422       28.7
Operating Income                        28        21       33.3
Other Income                             3         6      (50.0)
Earnings Before Income Taxes        $   31    $   27       14.8
Pre-tax Margin                         5.4%      6.1%      (0.7) pts.

Management Services Group
Revenues                            $  172    $  147       17.0
    Less:  Revenues From
    Discontinued Operations           (139)     (125)      11.2
Revenues From Continuing Operations     33        22       50.0

Operating Expenses                     158       143       10.5
    Less:  Expenses From
    Discontinued Operations           (136)     (124)       9.7
Operating Expenses From Continuing
 Operations                             22        19       15.8

Operating Income From Continuing
 Operations                             11         3          *
Other Income From Continuing
 Operations                              1         1          -
Earnings From Continuing Operations
  Before Income Taxes               $   12    $    4          *
Pre-tax Margin From Continuing
 Operations                          36.4%      18.2%      18.2 pts.

* Greater Than 100%

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                      Twelve Months
                                    Ended December 31,    Percent
                                     1998       1997      Change
Airline Group
Revenues
    Passenger- American Airlines   $14,695   $14,310         2.7
             - AMR Eagle             1,121     1,017        10.2
    Cargo                              656       687        (4.5)
    Other                              977       889         9.9
                                    17,449    16,903         3.2
Expenses
  Wages, salaries and benefits       5,763    5,480          5.2
  Aircraft fuel                      1,604    1,923        (16.6)
  Commissions to agents              1,226    1,278         (4.1)
  Depreciation and amortization      1,038    1,038            -
  Maintenance, materials
   and repairs                         934      861          8.5
  Other rentals and landing fees       833      836         (0.4)
  Food service                         675      677         (0.3)
  Aircraft rentals                     569      574         (0.9)
  Other operating expenses           2,856    2,667          7.1
    Total operating expenses        15,498   15,334          1.1
Operating Income                     1,951    1,569         24.3
Other Income (Expense)
  Interest income                      131      133         (1.5)
  Interest expense                    (375)    (423)       (11.3)
  Interest capitalized                 104       20           *
  Miscellaneous - net                  (20)       4           *
                                      (160)    (266)       (39.8)
Earnings Before Income Taxes        $1,791   $1,303         37.5
Pre-tax Margin                        10.3%     7.7%         2.6 pts.

The SABRE Group
Revenues                            $2,306    $1,789        28.9

Operating Expenses                   1,956     1,476        32.5
Operating Income                       350       313        11.8
Other Income                            21        11        90.9
Earnings Before Income Taxes        $  371    $  324        14.5
Pre-tax Margin                        16.1%     18.1%       (2.0) pts.

Management Services Group
Revenues                            $  632    $  610         3.6
    Less:  Revenues From
    Discontinued Operations           (513)     (515)       (0.4)
Revenues From Continuing Operations    119        95        25.3

Operating Expenses                     577       561         2.9
    Less:  Expenses From
    Discontinued Operations           (495)     (491)        0.8
Operating Expenses From
 Continuing Operations                  82        70        17.1

Operating Income From
 Continuing Operations                  37        25        48.0
Other Income From
 Continuing Operations                   5         8       (37.5)
Earnings From Continuing Operations
  Before Income Taxes               $   42    $   33        27.3
Pre-tax Margin From
 Continuing Operations                35.3%     34.7%        0.6 pts.

*  Greater Than 100%

AMR CORPORATION
NOTES TO CONSOLIDATED STATEMENT OF OPERATIONS AND
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS


1.All share and earnings per share amounts for 1997 have been restated to give effect to the stock split on June 9, 1998. The 1997 earnings per share amounts also have been restated as required to comply with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

2.On  September 29, 1998, the Company announced its plan to  sell most of the companies that comprise the largest unit of the Management Services Group - AMR Global Services. The companies to be disposed of include AMR Services, AMR Combs and TeleService Resources. Accordingly, the results of operations for these companies have been reflected in the consolidated statement of operations as income from discontinued operations for all periods presented.

3. The minority interest in the earnings of consolidated subsidiaries has not been allocated to a reporting segment.

4.Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

Airline Group
Operating Statistics
(Unaudited)

                                        Three Months Ended
                                           December 31,      Percent
                                         1998      1997      Change
American Airlines Jet Operations:
    Revenue passenger miles (millions)  26,512      25,913      2.3
    Available seat miles (millions)     38,821      38,281      1.4
    Cargo ton miles (millions)             489         525     (6.9)
    Passenger load factor                 68.3%       67.7%     0.6 pts.
    Breakeven load factor                 62.1%       60.1%     2.0 pts.
    Passenger revenue yield per
     passenger mile (cents)              13.04       13.76     (5.2)
    Passenger revenue per available
     seat mile (cents)                    8.91        9.32     (4.4)
    Cargo revenue yield per
     ton mile (cents)                    33.50       34.13     (1.8)
    Operating expenses per available
     seat mile (cents)*                   9.20        9.39     (2.0)
    Fuel consumption (gallons, in
     millions)                             706         691      2.2
    Fuel price per gallon (cents)         52.7        65.2    (19.2)
    Fuel price per gallon, excluding
     fuel taxes (cents)                   47.9        60.1    (20.3)
    Operating aircraft at period-end       648         641      1.1

AMR Eagle:
    Revenue passenger miles (millions)     712        629      13.2
    Available seat miles (millions)      1,145      1,058       8.2
    Passenger load factor                 62.1%      59.5%      2.6 pts.
    Operating aircraft at period-end       209        199       5.0

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            81,700      80,000
        Other                        10,700      10,000
           Total Airline Group       92,400      90,000
    The SABRE Group                  11,800       8,800
    Management Services Group        12,700      12,700
    Total                           116,900     111,500

*  1998 amount not adjusted for the impact of the special item

Airline Group
Operating Statistics
(Unaudited)

                                          Twelve Months
                                       Ended December 31,    Percent
                                         1998      1997      Change
American Airlines Jet Operations:
    Revenue passenger miles (millions)   108,955   107,026     1.8
    Available seat miles (millions)      155,297   153,917     0.9
    Cargo ton miles (millions)             1,974     2,032    (2.9)
    Passenger load factor                   70.2%     69.5%    0.7 pts.
    Breakeven load factor                   59.9%     61.0%   (1.1)pts.
    Passenger revenue yield per
     passenger mile (cents)                13.49     13.37     0.9
    Passenger revenue per available
     seat mile (cents)                      9.46      9.30     1.7
    Cargo revenue yield per ton
     mile (cents)                          32.85     33.78    (2.8)
    Operating expenses per available
     seat mile (cents)*                     9.25      9.27    (0.2)
    Fuel consumption (gallons,
     in millions)                          2,826     2,773     1.9
    Fuel price per gallon (cents)           54.9      67.1   (18.2)
    Fuel price per gallon, excluding
     fuel taxes (cents)                     50.1      62.1   (19.3)
    Operating aircraft at period-end         648       641     1.1

AMR Eagle:
    Revenue passenger miles (millions)     2,788     2,553     9.2
    Available seat miles (millions)        4,471     4,218     6.0
    Passenger load factor                   62.4%     60.5%    1.9 pts.
    Operating aircraft at period-end         209       199     5.0
AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            81,600      80,500
        Other                        10,400      10,100
           Total Airline Group       92,000      90,600
    The SABRE Group                  11,400       8,500
    Management Services Group        12,900      14,800
    Total                           116,300     113,900

*  1998 amount not adjusted for the impact of the special item